UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2006
                                                 ---------------


                            Gibbs Construction, Inc.
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        (Exact name of small business issuer as specified in its charter)


Texas                              1-14088                       75-2095676
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(State or other jurisdiction       (Commission File            (I.R.S.Employer
of incorporation)                     Number)              Identification No.)

1515 East Silver Springs Blvd. - Suite 118.4, Ocala, FL          34470
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(Address of principal executive offices)                       (Zip Code)


(Registrant's telephone number, including area code: (352) 351-4333


1855 Wall Street, Garland, TX 75041
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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On June 26, 2006, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division closed the registrant's case following an application for Final Decree.

Item 5.01 Changes in Control of Registrant.

On August 15, 2006, Steven L. Sample acquired for $50,000, 4,000,000 shares, or 46.7%, of the 8,561,000 issued and outstanding shares of Common Stock of the registrant from Thacker Asset Management, LLC. In addition, in consideration of expenses of the corporation paid by Mr. Sample, including the costs associated with completing the bankruptcy proceedings, the registrant agreed to issue to Mr. Sample an additional 8,117,500 shares of Common Stock and 500,000 shares of preferred stock. For the assistance of a principal of the entity owning Thacker Asset Management, LLC, Baker #1, Ltd., the registrant agreed to issue to that principal 25,000 shares of preferred stock and 450,000 shares of Common Stock.

To fulfill its obligations under this agreement, the registrant's board of directors has recommended that its stockholders amend its corporate charter to increase the number of authorized shares of Common Stock to 150,000,000 and agreed to create and establish a series of preferred stock. The distinguishing feature of the preferred stock is that each share has 50 votes, but if Mr. Sample or the other recipient transfers the shares to any other entity other than for estate planning purposes, the shares automatically convert on a share for share basis to Common Stock and, in any event, automatically convert to Common Stock upon the death of either recipient. Mr. Sample will hold the right to vote all such shares to be issued for a period of nine years.

                                     PART I

                                   THE COMPANY

1. Exact corporate name: Gibbs Construction, Inc.

   State and date of incorporation: Texas, October 1, 1984

   Street address of principal office: Cascades Executive Center Suite 118.4, 1515 East Silver Springs Boulevard, Ocala, Florida 34470

     Company Telephone Number: (352) 351-4333

         Fiscal year: 12/31
                  (month) (day)

     Person(s) to contact at Company with respect to offering: Steven L. Sample

     Telephone Number (if different from above):

                             BUSINESS AND PROPERTIES

3. With respect to the business of the Company and its properties:

     (a) Describe in detail what business the Company does and proposes to do, including what product or goods are or will be produced or services that are or will be rendered.

            The Company's prime objective is to acquire going and functioning profitable automotive auctions with a trailing record of financial success, focusing on whole vehicle automobiles and light trucks. Whole vehicle refers to vehicles that are generally in good repair, are roadworthy and operate under their own power as opposed to salvage units, that is, damaged vehicles that are considered total losses for insurance or business purposes.

            In addition, the Company believes that if the acquired auction or auctions do not service the boat, recreational or motor home segments or the medium and heavy duty truck and equipment segments, it will seek to add one or more of those services to the auction's activities, assuming the local market will support such additional services.

     (b) Describe how these products or services are to be produced or rendered and how and when the Company intends to carry out its activities. If the Company plans to offer a new product(s), state the present stage of development, including whether or not a working prototype(s) is in existence. Indicate if completion of development of the product would require a material amount of the resources of the Company, and the estimated amount. If the Company is or is expected to be dependent upon one or a limited number of suppliers for essential raw materials, energy or other items, describe. Describe any major existing supply contracts.

            The Company anticipates that its first acquisition of an automobile auction will constitute the basis services rendered by the Company. At present, the Company has not entered into any negotiations with potential automobile auctions. The Company will have to raise cash to acquire existing automobile auctions, probably through the sale of Common Stock.

     (c) Describe the industry in which the Company is selling or expects to sell its products or services and, where applicable, any recognized trends within that industry. Describe that part of the industry and the geographic area in which the business competes or will compete.

            Automotive auctions are the hub of a massive redistribution system for used vehicles and equipment. These auctions enable commercial and institutional customers and selling dealers to easily dispose of their used vehicles to franchised, independent, and wholesale used vehicle and equipment dealers. The auction's responsibility is to maximize the selling price obtained for clients' used vehicles and equipment, efficiently transfer the physical and administrative ownership of the units (including the preparation and transfer of certificates of title and other evidence of ownership), and transfer funds resulting from the buy/sell transactions as quickly as possible from the buyers to the sellers. The auction promotes its services to a large number of dealers seeking to restock their inventories for resale opportunities. Auctions are traditionally held weekly, if not more frequently, at the various locations to accommodate the needs of buyers and sellers in diverse segments of the industry. During the process, auctions do not generally take title to or ownership of the vehicles consigned for sale, but instead facilitate the transfer of vehicle ownership directly from seller to buyer, and in so doing they generate fees from the buyer and from the seller. In addition to these "buy/sell" fees, the auctions can generate substantial revenues by providing other services to clients, including: vehicle appearance reconditioning (detailing) services; paint and body repair; paintless dent repair
            (PDR); glass repair and replacement; key replacement; upholstery repair; minor mechanical repair; title services; sales of tires, batteries and accessories (TBA); marshaling (controlled storage) and inspection services, inbound and outbound transportation and delivery services, and more. In most instances, customers may also purchase each of these value-added services separately and directly from the auction in addition to having these services performed to units enrolled in the normal vehicle auction process.

         Indicate whether competition is or is expected to be by price, service, or other basis. Indicate (by attached table if appropriate) the current or anticipated prices or price ranges for the Company's products or services, or the formula for determining prices, and how these prices compare with those of competitors' products or services, including a description of any variations in product or service features. Name the principal competitors that the Company has or expects to have in its area of competition. Indicate the relative size and financial and market strengths of the Company's competitors in the area of competition in which the Company is or will be operating. State why the Company believes it can effectively compete with these and other companies in its area of competition.

            The Company anticipates competing principally by service. Management of the Company believes that service is one keystone upon which auto auctions are routinely measured, and has identified and made the practical execution of a high level of service to its clients an integral part of its business and operating plans.

            The total number of vehicles offered for sale, and the total number of vehicles sold allow for determination of the total and per unit costs incurred and fees generated by the process. An important measure to the results of the used vehicle auction process is the conversion percentage, which represents the number of vehicles sold as a percentage of the vehicles offered for sale. In general, a high sales volume and conversion percentage efficiency at an auction converts to increased fees, lower costs, and greater profit opportunities. Auto auctions can also provide additional services to their clients, often including: (1) In-house services, such as: processing, advertising and marketing of the vehicles to be offered for sale; registration of new dealers and clients; processing of sale proceeds and other funds; handling arbitration disputes from the auction sale/purchase process; preparation of and transmittal of vehicle condition reports; security services for client inventories; creation and distribution of sales and marketing reports; as well as the actual sale of vehicles by licensed auctioneers; (2) Internet-based solutions, including on-line bulletin board auctions and on-line live auctions that are simulcast in real-time in cooperation with the actual physical auctions; and, (3) title processing and other paperwork administration and ancillary services.

            The prices to be charged by any auction the Company may acquire will generally be reflective of the competitive pricing in its local marketplace. Some of these local markets may face competitive pressures from national automobile auction chains such as ADESA and Manheim which have size, financial and market strengths the Company lacks.

     (d) Describe specifically the marketing strategies the Company is employing or will employ in penetrating its market or in developing a new market. Set forth in response to Question 4 below the timing and size of the results of this effort which will be necessary in order for the Company to be profitable. Indicate how and by whom its products or services are or will be marketed (such as by advertising, personal contact by sales representatives, etc.), how its marketing structure operates or will operate and the basis of its marketing approach, including any market studies. Name any customers that account for, or based upon existing orders will account for a major portion (20% or more) of the Company's sales. Describe any major existing sales contracts.

            The Company's customers could potentially include, depending on the success of the Company's management and the auction's management in regard to its marketing, operations, and sales efficiency, as well as the targeted selections offered at any particular auction site:
            (1) franchised, independent and wholesale new and used vehicle dealers; (2) vehicle manufacturers; (3) banks and other lending institutions who may offer repossessed vehicles, end-of-term leased units, and fleet units; (4) other institutional and commercial sellers, such as: rent-a-car and truck rental industry clients, operators of large private vehicle fleets, small commercial fleet and small business owners and operators; (5) airlines, contractors, and other clients that may offer non-vehicular or off-road equipment such as; construction machinery and equipment; airport vehicles, busses, and equipment; and other units; (6) insurance companies and other "total loss" sellers as in the case of salvage units; and, (7) governmental entities, such as the General Services Administration; federal, state, and local governmental units; and other agencies.

            Each individual auction employs sales and marketing personnel whose primary responsibility is to acquire customers and on which the marketing and sales efforts of any auction largely depends. These activities will be overseen, at least initially, by the Company's Chief Executive Officer. Ultimately, if the company were successful in making multiple acquisitions, it will develop a corporate sales and marketing staff to assist in the marketing by its individual auctions.

     (e) State the backlog of written firm orders for products and/or services as of a recent date (within the last 90 days) and compare it with the backlog of a year ago from that date.

            As of 8/31/06  $None

     Explain the reason for significant variations between the two figures, if any. Indicate what types and amounts of orders are included in the backlog figures. State the size of typical orders. If the Company's sales are seasonal or cyclical, explain.

            N/A

     (f) State the number of the Company's present employees and the number of employees it anticipates it will have within the next 12 months. Also, indicate the number by type of employee (i.e., clerical, operations, administrative, etc.) the Company will use, whether or not any of them are subject to collective bargaining agreements, and the expiration date(s) of any collective bargaining agreement(s). If the Company's employees are on strike, or have been in the past three years, or are threatening to strike, describe the dispute. Indicate any supplemental benefits or incentive arrangements the Company has or will have with its employees.

            The company currently has two employees, Steven L. Sample, its Chief Executive Officer, and Tony Moorby, its President and Chief Operating Officer. If the Company is successful in raising the capital required to implement its plan, and subsequently is successful in making one or more acquisitions of operating auto auctions, it will acquire the employees of any acquisition. A given automobile auction will employ both full and part-time personnel and the number of employees may vary from as few as 10 to as many as
            200. The approximate size of our target auctions may more likely lie within the range of 40 to 100 employees.

            The parent company, upon any successful course of acquiring auctions, would need to expand its staff to implement the controls necessary to manage a larger organization. This would likely result in the need for a Chief Financial Officer, as well other officers and managers and basic support personnel The Company will undertake to operate with the smallest corporate management staff possible so as to maintain the lowest overhead possible while still effecting sufficient management processes to properly guide the company.

     (g) Describe generally the principal properties (such as real estate, plant and equipment, patents, etc.) that the Company owns, indicating also what properties it leases and a summary of the terms under those leases, including the amount of payments, expiration dates and the terms of any renewal options. Indicate what properties the Company intends to acquire in the immediate future, the cost of such acquisitions and the sources of financing it expects to use in obtaining these properties, whether by purchase, lease or otherwise.

            The Company current leases its principal offices at the address shown in Item #1 above on a one year lease, renewable, which expires on May 31, 2007. The company currently pays a monthly lease payment of $468.60. Upon success of the Company's efforts to raise capital, to acquire auto auction(s), and to otherwise implement its business plans, it is anticipated that additional office space could be required. The Company is likely to continue to maintain a separate office as a focal point for the future in anticipation of additional acquisitions. It may also find it necessary to move and/or enlarge its leased office space as a result of any acquisition and its location. The company anticipates raising the funding to accommodate its plans through a private placement offering of its common stock.

     (h) Indicate the extent to which the Company's operations depend or are expected to depend upon patents, copyrights, trade secrets, know-how or other proprietary information and the steps undertaken to secure and protect this intellectual property, including any use of confidentiality agreements, covenants-not-to-compete and the like. Summarize the principal terms and expiration dates of any significant license agreements. Indicate the amounts expended by the Company for research and development during the last fiscal year, the amount expected to be spent this year and what percentage of revenues research and development expenditures were for the last fiscal year.

            The Company does not anticipate competing on the basis of intellectual property except in an ancillary manner, but it does anticipate competing on the basis of service.

     (i) If the Company's business, products, or properties are subject to material regulation (including environmental regulation) by federal, state, or local governmental agencies, indicate the nature and extent of regulation and its effects or potential effects upon the Company.

            N/A

     (j) State the names of any subsidiaries of the Company, their business purposes and ownership, and indicate which are included in the Financial Statements attached hereto. If not included, or if included but not consolidated, please explain.

            N/A

     (k) Summarize the material events in the development of the Company (including any material mergers or acquisitions) during the past five years, or for whatever lesser period the Company has been in existence. Discuss any pending or anticipated mergers, acquisitions, spin-offs or recapitalizations. If the Company has recently undergone a stock split, stock dividend or recapitalization in anticipation of this offering, describe (and adjust historical per share figures elsewhere in this Offering Circular accordingly).

            The Company emerged from bankruptcy in June 2006 after its original filing in 2000. Over the last three fiscal years, there has been no activity in the Company. The Company presently has 8,060,000 shares of Common Stock outstanding. The Company plans to restructure itself, first by effecting a one for eight reverse stock split, issuing 8,117,500 shares of Common Stock to one of the Company's principals, Steven L. Sample, who provided the capital for the Company to emerge from bankruptcy, provided the capital to reorganize and restructure the Company, and developed a business plan for the dormant entity. In addition, Mr. Sample will receive 500,000 shares of preferred stock, the preferred stock being convertible into one share of Common Stock but having 50 votes for each share, the need for the super voting provision being assurance of the implementation of Mr. Sample's business plan requiring his personal attention and contacts.

            Another individual who assisted Mr. Sample in structuring the reorganization of the Company will receive 450,000 shares of Common Stock and 25,000 shares of preferred stock.

            Presently, the Company has 15,000,000 shares of Common Stock authorized but the Company anticipates increasing this to 150,000,000. In addition, the Company plans to authorize 2,000,000 shares of preferred stock with the directors having the power to establish the rights powers and privileges of those shares of preferred stock.

4. (a) If the Company was not profitable during its last fiscal year, list below in chronological order the events which in management's opinion must or should occur or the milestones which in management's opinion the Company must or should reach in order for the Company to become profitable, and indicate the expected manner of occurrence or the expected method by which the Company will achieve the milestones.

              Event or                               Expected manner of              Date or number of months
             Milestone                            occurrence or method of           after receipt of proceeds
                                                        achievement                when should be accomplished

              (1) Corporate restructuring               shareholder vote                December 2006
              (2) Completion of Private Placement       Private Placement               January 2007
              (3) Acquisition of automobile auction     Private Negotiation             April 2007
              (4)
              (5)


     (b) State the probable consequences to the Company of delays in achieving each of the events or milestones within the above time schedule, and particularly the effect of any delays upon the Company's liquidity in view of the Company's then anticipated level of operating costs. (See Question Nos. 11 and 12)

            The Company does not anticipate any reasonable delay in the Corporate restructuring to affect its fund raising activities. Any delay in fund raising activities will delay the acquisition of any automobile auction and the amount raised will affect the number of automobile auctions to be acquired. The Company believes that any acquisition will not consume cash but will be profitable from inception.

            The Company presently lacks any operations.

     Note: After reviewing the nature and timing of each event or milestone, potential investors should reflect upon whether achievement of each within the estimated time frame is realistic and should assess the consequences of delays or failure of achievement in making an investment decision.

11. Indicate whether the Company is having or anticipates having within the next 12 months any cash flow or liquidity problems and whether or not it is in default or in breach of any note, loan, lease or other indebtedness or financing arrangement requiring the Company to make payments. Indicate if a significant amount of the Company's trade payables have not been paid within the stated trade term. State whether the Company is subject to any unsatisfied judgments, liens or settlement obligations and the amounts thereof. Indicate the Company's plans to resolve any such problems.

            The Company does not anticipate any liquidity problems within the next twelve months and is not in default or in breach of any note, loan, lease or other indebtedness or financing arrangement requiring the Company to make payments. The Company has no past due trade payables and no unsatisfied judgments.

                            DESCRIPTION OF SECURITIES

14. The securities being offered hereby are: N/A

         [ ] Common Stock
         [ ] Preferred or Preference Stock
         [ ] Notes or Debentures
         [ ] Units of two or more types of securities composed of:_____________
         [ ] Other:____________________________________________________________

15. These securities have: N/A

        Yes      No

        [ ]      [ ]       Cumulative voting rights
        [ ]      [ ]       Other special voting rights
        [ ]      [ ]       Preemptive rights to purchase in new issues of shares
        [ ]      [ ]       Preference as to dividends or interest
        [ ]      [ ]       Preference upon liquidation
        [ ]      [ ]       Other special rights or preferences (specify):
_____________________________________________________________

     Explain:

16. Are the securities convertible? [ ] Yes [ ] No N/A

         If so, state conversion price or formula.

         Date when conversion becomes effective: ____ /____ /____

         Date when conversion expires: ____ /____ /____

17. (a) If securities are notes or other types of debt securities: N/A

     (1) What is the interest rate?________% If interest rate is variable or multiple rates, describe:-----------------------------------------------------

     (2) What is the maturity date?____ /____ /____ If serial maturity dates, describe:---------------------------------------------------------------------

     (3) Is there a mandatory sinking fund? [ ] Yes [ ] No Describe:
         ---------------------------------------------------------------------

     (4) Is there a trust indenture? [ ] Yes [ ] No

     Name, address and telephone number of Trustee

     (5) Are the securities callable or subject to redemption? [ ] Yes [ ] No Describe, including redemption prices:----------------------------------------

     (6) Are the securities collateralized by real or personal property? [ ] Yes
[ ] No Describe: _____________

     (7) If these securities are subordinated in right of payment of interest or principal, explain the terms of such subordination.

         How much currently outstanding indebtedness of the Company is senior to the securities in right of payment of interest or principal? $_____________

         How much indebtedness shares in right of payment on an equivalent
              (pari passu) basis? $_____________

         How much indebtedness is junior (subordinated) to the securities?
              $ _____________

     (b) If notes or other types of debt securities are being offered and the Company had earnings during its last fiscal year, show the ratio of earnings to fixed charges on an actual and pro forma basis for that fiscal year. "Earnings" means pretax income from continuing operations plus fixed charges and capitalized interest. "Fixed charges" means interest (including capitalized interest), amortization of debt discount, premium and expense, preferred stock dividend requirements of majority owned subsidiary, and such portion of rental expense as can be demonstrated to be representative of the interest factor in the particular case. The pro forma ratio of earnings to fixed charges should include incremental interest expense as a result of the offering of the notes or other debt securities. Not Applicable
                                Last Fiscal Year
                                   Actual              Pro Forma
                                                  Minimum          Maximum
 "Earnings" =
"Fixed Charges"

If no earnings show "Fixed Charges" only

     Note: Care should be exercised in interpreting the significance of the ratio of earnings to fixed charges as a measure of the "coverage" of debt service, as the existence of earnings does not necessarily mean that the Company's liquidity at any given time will permit payment of debt service requirements to be timely made. See Question Nos. 11 and
         12. See also the Financial Statements and especially the Statement of Cash Flows.

18. If securities are Preference or Preferred stock: N/A

     Are unpaid dividends cumulative? [ ] Yes [ ] No

     Are securities callable? [ ] Yes [ ] No

     Explain:

     Note: Attach to this Offering Circular copies or a summary of the charter, bylaw or contractual provision or document that gives rise to the rights of holders of Preferred or Preference Stock, notes or other securities being offered.

19. If securities are capital stock of any type, indicate restrictions on dividends under loan or other financing arrangements or otherwise: N/A

20. Current amount of assets available for payment of dividends if deficit must be first made up, show deficit in parenthesis): $ 0

                    DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS

28. If the Company has within the last five years paid dividends, made distributions upon its stock or redeemed any securities, explain how much and when:

The Trustee in Bankruptcy was issued 501,000 shares of Common Stock which was, pursuant to the power granted to the trustee, abandoned and cancelled in October 2006.

                   OFFICERS AND KEY PERSONNEL OF THE COMPANY

29. Chief Executive Officer:

              Name: Steven L. Sample                         Age: 59
              Title: Chief Executive Officer
              Office Street Address:              Telephone No.: (352) 351-4333
                Cascades Executive Center Suite 118.4,
                1515 East Silver Springs Boulevard, Ocala, Florida 34470

              Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.

       January 1, 2004 through December 31, 2005 - ADESA Corporation

              Executive Director of Sales - Reported directly to Executive VP of Sales/Mktg Was responsible for the discovery, contact, negotiation and continued support of wholesale automotive consignors of used vehicles.

       January 1, 2002 through December 31, 2003 - ADESA Ocala Auto Auction

              General Sales Manager - Reported directly to the auction's Managing Partner Responsible for all sales and marketing aspects of the auction as well as many operational and administrative functions.

       September 1990 through December 31, 2001 - Mid-America Auto Auction

              General Sales Manager - Reported directly to General Manager Was responsible for the sales and marketing aspects of the auction operation as well as other tasks. Previously served as Dealer Consignment Manager and Operations Manager for the auction. During this period, this auto auction was owned and operated by Anglo-American Auto Auctions (1990- 1992), ADT Automotive (1993-2000) and Manheim Auctions (2000-2002)

              Education (degrees, schools, and dates):

       Attended Indiana University 1966-1967 on pre-law curriculum

              Also a Director of the Company [X] Yes [ ] No
              Indicate amount of time to be spent on Company matters if less than full time: N/A

30. Chief Operating Officer:
              Name: Tony Moorby                                  Age: 58
              Title: President and Chief Operating Officer
              Office Street Address:              Telephone No.: (352) 351-4333
              Cascades Executive Center Suite 118.4, 1515 East Silver Springs Boulevard, Ocala, Florida 34470

              Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.

       February 2006 through Present - Principal, Tony Moorby & Associates, an automotive consultant firm. Member of Board of Trustees, National Independent Automobile Dealers' Association (NIADA) June 2006

       February 2002 through February 2006 - Managing Partner, Flying Lion
              Dealer Services, a dealer services business.

       October 2000 through October 2002 - Executive Vice President, ADESA Corp, a national automobile auction firm, where he was responsible for corporate development.

       January 1997 through October 2000 - President and Chief Executive
              Officer, ADT Automotive, an automobile auction company with 28 outlets (sold to Manheim Auctions in October 2000).

              Education (degrees, schools, and dates):
              Also a Director of the Company [X] Yes [ ] No
              Indicate amount of time to be spent on Company matters if less than full time:

31. Chief Financial Officer:
              Name: _____________________                          Age: ______
              Title: _________________________________________________________
              Office Street Address:  Telephone No.: (       ) ________________
                   ------------------------------------------------------------
              Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.
              Education (degrees, schools, and dates):
              Also a Director of the Company [ ]Yes [ ] No
              Indicate amount of time to be spent on Company matters if less than full time:

32. Other Key Personnel:

       (A)    Name: ______________________                          Age: ______
              Title: _________________________________________________________

              Office Street Address:  Telephone No.: (       ) ________________
                   ------------------------------------------------------------
              Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.
              Education (degrees, schools, and dates):
              Also a Director of the Company [ ]Yes [ ] No
              Indicate amount of time to be spent on Company matters if less than full time:

       (B)    Name: ______________________                          Age: ______
              Title: __________________________________________________________
              Office Street Address:  Telephone No.: (       ) ________________
                   ------------------------------------------------------------
              Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.
              Education (degrees, schools, and dates):
              Also a Director of the Company [ ] Yes [ ] No
              Indicate amount of time to be spent on Company matters if less than full time:

                            DIRECTORS OF THE COMPANY

33. Number of Directors: Four. If Directors are not elected annually, or are elected under a voting trust or other arrangement, explain: N/A

34. Information concerning outside or other Directors (i.e. those not described above):

       (A) Name: Linda Morgan Myers                             Age: 52

          Title: Director and Secretary

          Office Street Address:                 Telephone No.: (352) 351-4333

          Suite 118.4, 1515 East Silver Springs Boulevard, Ocala, Florida 34470

          Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.

       November 2003 through present - Member, Vice President of BenchMark Management, LLC

Education (degrees, schools, and dates):B.B.A., Tarleton State University, 1972

       (B) Name: Danny Gibbs                                    Age: 49

          Title: Director

          Office Street Address:                  Telephone No.: (352) 351-4333

          Suite 118.4, 1515 East Silver Springs Boulevard, Ocala, Florida 34470

          Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.

       January 1, 2004 through Present - Dimensional Construction, Inc. - Garland, TX. Senior Project Manager responsible for estimating costs of projects and managing and overseeing them.

       January 2000 through December 31, 2003 - TOC Companies, Senior Project Manager responsible for estimating costs of projects and managing and overseeing them.

Education(degrees, schools, and dates):Bachelor of Arts, Texas Tech University, 1981

       (C)    Name: _______________________                         Age: ______

              Title: __________________________________________________________

              Office Street Address:  Telephone No.: (       ) ________________

        -----------------------------------------------------------------------

          Name of employers, titles and dates of positions held during past five years with an indication of job responsibilities.

          Education (degrees, schools, and dates):


35. (a) Have any of the Officers or Directors ever worked for or managed a company (including a separate subsidiary or division of a larger enterprise) in the same business as the Company?

[X] Yes [ ] No Explain: On December 31, 2005, Sample resigned from his position as Executive Director of Sales for ADESA Corporation, North America's second-largest auto auction services company. Prior to that, he served in auto auction management for 13 years with ADESA Auctions, Manheim Auctions, and ADT Automotive (formerly Anglo-American Auto Auctions). In October 2002, Tony Moorby resigned as Executive Vice President of ADESA Corp., a national automobile auction firm, where he was responsible for corporate development. From January 1997 through October 2000, Moorby served as President and Chief Executive Officer of ADT Automotive, an automobile auction company with 28 outlets which was sold to Manheim Auctions in October 2000. Prior to that, Mr. Moorby served as Vice-President of Anglo-American Auto Auctions, later renamed ADT automotive, for more than ten years.

         (b) If any of the Officers, Directors or other key personnel have ever worked for or managed a company in the same business or industry as the Company or in a related business or industry, describe what precautions, if any, (including the obtaining of releases or consents from prior employers) have been taken to preclude claims by prior employers for conversion or theft of trade secrets, know-how or other proprietary information. None

         (c) If the Company has never conducted operations or is otherwise in the development stage, indicate whether any of the Officers or Directors has ever managed any other company in the start-up or development stage and describe the circumstances, including relevant dates. None. Mr. Gibbs started Gibbs Construction, Inc. in 1985 which had revenues of $53,000,000 in the last fiscal year prior to its bankruptcy. Mr. Moorby was vice president of Anglo-American Auto Auctions (later renamed ADT Automotive) during most of the period from 1982 to 1990 as it grew from a company with one auto auction to owning 28 auctions. His last three years with that company, before it was sold to Manheim, were as President and CEO.

         (d) If any of the Company's key personnel are not employees but are consultants or other independent contractors, state the details of their engagement by the Company. None

         (e) If the Company has key man life insurance policies on any of its Officers, Directors or key personnel, explain, including the names of the persons insured, the amount of insurance, whether the insurance proceeds are payable to the Company and whether there are arrangements that require the proceeds to be used to redeem securities or pay benefits to the estate of the insured person or a surviving spouse. The Company is in the process of obtaining key man life insurance on its executives Sample and Moorby in the amounts of $2,000,000 per person. The proceeds of any such insurance will be payable directly to the Company and there will be no provisions or arrangements that will require the proceeds or any part of them to be used to redeem securities or pay benefits to the estate of the insured person or a surviving spouse.

36. If a petition under the Bankruptcy Act or any State insolvency law was filed by or against the Company or its Officers, Directors or other key personnel, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any such persons, or any partnership in which any of such persons was a general partner at or within the past five years, or any corporation or business association of which any such person was an executive officer at or within the past five years, set forth below the name of such persons, and the nature and date of such actions.

       In 2000, the Company filed for protection under the United States Bankruptcy Code and Mr. Gibbs was the Company's Chief Executive Officer at the time. The Company emerged from that proceeding in June 2006. Mr. Gibbs is no longer an officer of the Company.

Note: After reviewing the information concerning the background of the Company's Officers, Directors and other key personnel, potential investors should consider whether or not these persons have adequate background and experience to develop and operate this Company and to make it successful. In this regard, the experience and ability of management are often considered the most significant factors in the success of a business.

                             PRINCIPAL STOCKHOLDERS

37. Principal owners of the Company (those who beneficially own directly or indirectly 10% or more of the common and preferred stock presently outstanding) starting with the largest common stockholder. Include separately all common stock issuable upon conversion of convertible securities (identifying them by asterisk) and show average price per share as if conversion has occurred. Indicate by footnote if the price paid was for a consideration other than cash and the nature of any such consideration.

                                                                                         No. of Shares
                                        Average          No. of Shares     % of        After Offering if
Class of Shares                         Price Per           Now Held      Total       All Securities Sold
                                        Share

Name: Steven L. Sample
Common Stock                             $0.0125         4,000,000        49.6%                 N/A
Office Street Address:
Suite 118.4,
1515 East Silver Springs Boulevard,
Ocala, Florida 34470
Telephone No. (352) 351-4333
Principal occupation:
 Chief Executive Officer of the Company.

Name: Danny Gibbs
Common Stock                             $0.01             500,000         6.2%                 N/A
Office Street Address:
Suite 118.4,
1515 East Silver Springs Boulevard,
Ocala, Florida 34470
Telephone No. (352) 351-4333
Principal occupation:
  Construction Manager.

38. Number of shares beneficially owned by Officers and Directors as a group:
Before offering: 4,500,000 shares (55.8% of total outstanding)

After offering: N/A

         a) Assuming minimum securities sold: _______ shares (______ % of total outstanding) nature of any such consideration.

         b) Assuming maximum securities sold: _______ shares (______ % of total outstanding)(Assume all options exercised and all convertible securities converted.)

             MANAGEMENT RELATIONSHIPS, TRANSACTIONS AND REMUNERATION

39. (a) If any of the Officers, Directors, key personnel or principal stockholders are related by blood or marriage, please describe. None

     (b) If the Company has made loans to or is doing business with any of its Officers, Directors, key personnel or 10% stockholders, or any of their relatives (or any entity controlled directly or indirectly by any such persons) within the last two years, or proposes to do so within the future, explain. (This includes sales or lease of goods, property or services to or from the Company, employment or stock purchase contracts, etc.) State the principal terms of any significant loans, agreements, leases, financing or other arrangements. None

     (c) If any of the Company's Officers, Directors, key personnel or 10% stockholders has guaranteed or co-signed any of the Company's bank debt or other obligations, including any indebtedness to be retired from the proceeds of this offering, explain and state the amounts involved. None

40. (a) List all remuneration by the Company to Officers, Directors and key personnel for the last fiscal year:

                                                Cash                      Other

Chief Executive Officer                         $-                        $-

Chief Operating Officer                         $-                        $-

Chief Accounting Officer                        $-                        $-

Key Personnel:                                  $-                        $-

Others:                                         $-                        $-

Total:                                          $-                        $-

Directors as a group (number of persons 3)      $-                        $-

     (b) If remuneration is expected to change or has been unpaid in prior years, explain: N/A

     (c) If any employment agreements exist or are contemplated, describe: There is currently no compensation agreement with any officer or director; however, the Chief Executive Officer intends to ask the Company's Board of Directors to establish a base salary of $150,000 per year.

41. (a) Number of shares subject to issuance under presently outstanding stock purchase agreements, stock options, warrants or rights: __________ shares ( _______ % of total shares to be outstanding after the completion of the offering if all securities sold, assuming exercise of options and conversion of convertible securities). Indicate which have been approved by shareholders. State the expiration dates, exercise prices and other basic terms for these securities:

         0 shares. See response to question 3(k) and question 42.

     (b) Number of common shares subject to issuance under existing stock purchase or option plans but not yet covered by outstanding purchase agreements, options or warrants:

         0 shares. See response to question 3(k) and question 42.

     (c) Describe the extent to which future stock purchase agreements, stock options, warrants or rights must be approved by shareholders.

         0 shares. See response to question 3(k) and question 42.

42. If the business is highly dependent on the services of certain key personnel, describe any arrangements to assure that these persons will remain with the Company and not compete upon any termination:

         The new business is highly dependent upon the services of the Chief Executive Officer. The board of directors has recommended that the stockholders amend the Articles of Incorporation, effect a one for eight reverse stock split and thus reduce the number of shares outstanding to 1,007,500. In addition, the directors proposed that the Company increase the number of authorized shares of Common Stock from 15,000,000 to 150,000,000 and authorize the 2,000,000 shares of preferred stock.

         For expenses advanced by Mr. Sample in the restructuring and services rendered to the Company, he will be issued, after approval of the restructuring, 8,117,500 shares of Common Stock and 500,000 shares of preferred stock. The preferred stock is equivalent to Common Stock with respect to dividends and liquidation rights but each share is proposed to have 50 votes, thus assuring control of the Company by Mr. Sample and correlating his interest with that of the Company. In the event of Mr. Sample's death or transfer of the Preferred Stock, other than for estate planning purposes, the Preferred Stock automatically converts to Common Stock.

Note: After reviewing the above, potential investors should consider whether or not the compensation to management and other key personnel directly or indirectly, is reasonable in view of the present stage of the Company's development.

                                   LITIGATION

43. Describe any past, pending or threatened litigation or administrative action which has had or may have a material effect upon the Company's business, financial condition, or operations, including any litigation or action involving the Company's Officers, Directors or other key personnel. State the names of the principal parties, the nature and current status of the matters, and amounts involved. Give an evaluation by management or counsel, to the extent feasible, of the merits of the proceedings or litigation and the potential impact on the Company's business, financial condition, or operations.

              None

                              MISCELLANEOUS FACTORS

45. Describe any other material factors, either adverse or favorable, that will or could affect the Company or its business (for example, discuss any defaults under major contracts, any breach of bylaw provisions, etc.) or which are necessary to make any other information in this Offering Circular not misleading or incomplete.

              None

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF CERTAIN RELEVANT FACTORS

47. If the Company's financial statements show losses from operations, explain the causes underlying these losses and what steps the Company has taken or is taking to address these causes.

              The Company will have losses until it acquires operating entities because it presently lacks operations and is incurring expenses to reorganize. The Company's financial statements indicate a substantial net operating loss from previous operations of the construction company prior to its discharge in bankruptcy.

48. Describe any trends in the Company's historical operating results. Indicate any changes now occurring in the underlying economics of the industry or the Company's business which, in the opinion of Management, will have a significant impact (either favorable or adverse) upon the Company's results of operations within the next 12 months, and give a rough estimate of the probable extent of the impact, if possible.

              N/A

49. If the Company sells a product or products and has had significant sales during its last fiscal year, state the existing gross margin (net sales less cost of such sales as presented in accordance with generally accepted accounting principles) as a percentage of sales for the last fiscal year: ______ %. What is the anticipated gross margin for next year of operations? Approximately ______ %. If this is expected to change, explain. Also, if reasonably current gross margin figures are available for the industry, indicate these figures and the source or sources from which they are obtained.

              N/A

50. Foreign sales as a percent of total sales for last fiscal year: ______ %. Domestic government sales as a percent of total domestic sales for last fiscal year: ______ %. Explain the nature of these sales, including any anticipated changes:

              N/A

                                     Part II

Item 1. Market Price and Dividends on the Registrant's Common Equity and Other Shareholder Matters.

There is no public trading market for the Company's Common Stock.

As of November 1, 2006, the Company had approximately 40 stockholders of record.

Holders of common stock are entitled to receive dividends as may be declared by our board of directors and, in the event of liquidation, to share pro rata in any distribution of assets after payment of liabilities. The board of directors has sole discretion to determine: (i) whether to declare a dividend; (ii) the dividend rate, if any, on the shares of any class of series of our capital stock, and if so, from which date or dates; and (iii) the relative rights of priority of payment of dividends, if any, between the various classes and series of our capital stock. We have not paid any dividends and do not have any current plans to pay any dividends.

The Company has no compensation plans.

Item 2. Legal Proceedings.

N/A

Item 3. Changes in and Disagreements with Accountants.

N/A

Item 4. Recent Sales of Unregistered Securities.

None

Item 5. Indemnification of Directors and Officers.

Pursuant to Section 2.02-1 of the Texas Business Corporation Act, a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in his official capacity with the corporation including expenses and attorneys fees.

Article THIRTEEN of the Restated Articles of Incorporation provides as follows:

The corporation shall indemnify any and all persons whom it has the power to indemnify under the Texas Business Corporation Act against any and all expenses, judgments, fines, amounts paid in settlement, and any other liabilities to the fullest extent permitted by such Law and may, at the discretion of the Board of Directors, purchase and maintain insurance, at its expense, judgment, fine, amount paid in settlement or other liability, whether or not the Corporation would have the power to so indemnify such person under the Texas Business Corporations Act.

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 2.02-1 of the Texas Business Corporation Act, as the same exists or hereafter may be amended, or (iv) for any transaction form which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

The corporation, to the maximum extent permitted by the Texas Business Corporations Act (or any other applicable law, rule or regulation), shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director of officer of the corporation's, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. Expenses incurred by any such person in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, to the maximum extent permitted by law. Notwithstanding any subsequent alteration, amendment or repeal of the ARTICLE THIRTEEN, the rights to indemnification and to advance payments created by this ARTICLE THIRTEEN, shall apply to (a) any claims made or asserted at any time while this ARTICLE THIRTEEN is in effect and (b) any claims based on or arising from any act, omission or event occurring at any time while this ARTICLE THIRTEEN is in effect.

                                    Part F/S

Financial Statements follow the signature page hereto.

                                    PART III

Item 1. Index to Exhibits.

Exhibit 3.3     Amendments to Bylaws

Exhibit 10.7    Stock Purchase and Subscription Agreement

Exhibit 10.8 Letter of Agreement concerning transfer of shares, payment and delivery thereof, Lien Release, Power of Attorney, Irrevocable Voting Proxy, acknowledgements, et al

Exhibit 10.9    Letter of Agreement concerning transfer of shares

Item 2. Description of Exhibits

Exhibit 2 - See Exhibit 3.3 indicated in Part III, Item 2 hereof.

Exhibit 5 - See Exhibits 10.7, 10.8 and 10.9 in Part III, Item 2 hereof.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 1, 2006 and August 7, 2006, L. W. Reynolds and Kevin Ross, respectively, resigned as directors of the registrant. Mr. Walter R. Huntley, Jr. had resigned on December 20, 2002. As of the date hereof, Mr. Sample, Tony Moorby, Linda Morgan Myers and Danny R. Gibbs constituted the board of directors of the registrant.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.3     Amendments to Bylaws

Exhibit 10.7    Stock Purchase and Subscription Agreement

Exhibit 10.8 Letter of Agreement concerning transfer of shares, payment and delivery thereof, Lien Release, Power of Attorney, Irrevocable Voting Proxy, acknowledgements, et al

Exhibit 10.9    Letter of Agreement concerning transfer of shares

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: December 1, 2006
                                      Gibbs Construction, Inc.


                                      /s/ Steven L. Sample
                                      ----------------------------------------
                                      Steven L. Sample, Chief Executive Officer

                             ACACIA AUTOMOTIVE, INC.

                       (FORMERLY GIBBS CONSTRUCTION, INC.)


                          INDEX TO FINANCIAL STATEMENTS


                                                                       Page

         Report of Independent Registered Public Auditing Firm ........F-2

         Balance Sheets, December 31, 2003, 2004 and 2005 .............F-3

         Statement of Stockholders' Equity for the Years Ended
              December 31, 2003, 2004 and 2005 ........................F-4

         Notes to Financial Statements ................................F-5

                        Killman, Murrell & Company, P.C.
                          Certified Public Accountants

1931 E. 37th Street, Suite 7        3300 N. A Street, Bldg. 4, Suite 200      2626 Royal Circle
Odessa, Texas 79762                    Midland, Texas 79705                   Kingwood, Texas 77339
(432) 363-0067                      (432) 686-9381                            (281) 359-7224
Fax (432) 363-0376                  Fax (432) 684-6722                        Fax (281) 359-7112


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
Acacia Automotive, Inc.
(formerly Gibbs Construction, Inc.)
Ocala, Florida


We have audited the accompanying balance sheets of Acacia Automotive, Inc. as of December 31, 2005, 2004 and 2003 and the related statement of stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Acacia Automotive, Inc. as of December 31, 2005, 2004 and 2003 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has recently emerged from bankruptcy and has had no operations for three years, has no assets and does not have financial resources available for its use. The Company is not a going concern. Management's plans in regard to these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty, if any.



/s/  Killman, Murrell & Company, P.C.
KILLMAN, MURRELL & COMPANY, P.C.
November 16, 2006
Odessa, Texas

                             ACACIA AUTOMOTIVE, INC.

                       (FORMERLY GIBBS CONSTRUCTION, INC.)

                                 BALANCE SHEETS


                                                                                 December 31,
                                                             --------------------------------------------------------
                                                                 2003               2004                     2005
                                                             ------------       ----------------        -------------
                                    ASSETS
   ASSETS                                                    $           -       $            -        $           -
                                                             =============       ===============        =============



             LIABILITIES AND STOCKHOLDERS' EQUITY

   LIABILITIES                                                $          -       $            -        $           -
                                                              ------------       ---------------        -------------



   STOCKHOLDERS' EQUITY:

   Preferred Stock, no par value, 6%
     non-cumulative dividend, 1,000,000
     shares authorized; none issued and
     outstanding.                                                        -                    -                    -

   Preferred Stock, $0.001 par value 2,000,000
     shares authorized; none issued and outstanding                      -                    -                    -

   Common Stock, $0.001 par value, 150,000,000
     shares authorized; 1,107,500 share issued and
     outstanding                                                     1,107                1,107                1,107

   Paid-In-Capital                                               5,042,727            5,042,727            5,042,727

   Retained Deficit                                             (5,043,834)          (5,043,834)          (5,043,834)
                                                              --------------      ---------------       --------------

   Total Stockholders' Equity                                            -                    -                    -
                                                              --------------       --------------       -------------

   Total Liabilities and Stockholder's Equity                $           -       $            -        $           -
                                                              ==============       ==============       =============









              The accompanying notes are an integral part of these
                             financial statements.
                                       F-3

                             ACACIA AUTOMOTIVE, INC.

                       (FORMERLY GIBBS CONSTRUCTION, INC.)

                        STATEMENT OF STOCKHOLDERS' EQUITY

                  YEARS ENDED DECEMBER 31, 2003, 2004 AND 2005



                                     Preferred Stock,  Preferred Stock,                                          Common
                                       No Par Value    $0.001 Par Value     Common Stock                         Stock
                                 --------------------  ----------------  ----------------   Paid-in     Retained Subscription
                                     Shares    Amount  Shares  Amount   Shares   Par Value  Capital     Deficit  Receivable  Total
                                 ---------  ---------  ------- ----   ---------- -------- ---------- ----------- --------  --------


Balance December 31, 2002         1,000,000 $ 200,000        - $  -    8,561,000 $ 85,610 $4,758,224 $(5,043,834)$      -  $      -
2006 Restructuring transactions
  Abandonment of Common
   Shares held by Creditor Trust       -         -           -    -     (501,000)  (5,010)     5,010           -        -         -
  Change in Par Value                  -         -           -    -            -  (72,540)    72,540           -        -         -
  Reverse Stock Split                  -         -           -    -   (7,052,500)  (7,053)     7,053           -        -         -
  Preferred Stock Exchange       (1,000,000) (200,000)                   100,000      100    199,900           -        -         -
                                 ---------- ---------  ------- ----   ---------- -------- ---------- ----------- --------  --------

Restated Balance December 31,
   2002, 2003, 2004 and 2005           -    $    -           - $  -    1,107,500 $  1,107 $5,042,727 $(5,043,834)$      -  $      -
                                 ========== =========  ======= ====   ========== ======== ========== =========== ========= =========


















              The accompanying notes are an integral part of these
                             financial statements.
                                       F-4

                             ACACIA AUTOMOTIVE, INC.

                       (FORMERLY GIBBS CONSTRUCTION, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2003, 2004 AND 2005

NOTE 1: THE COMPANY

Gibbs Construction, Inc. ("Gibbs" or the "Company") was a full service, national commercial construction company located in Garland, Texas. During 1999, Gibbs experienced significant losses associated with certain construction projects, which were bonded by Gibbs' primary bonding surety. In the fourth quarter of 1999, Gibbs' bonding surety notified Gibbs that it would no longer provide completion and payment bonds for Gibbs' construction projects. Given these events, Gibbs began a series of negotiations with its bonding surety in December of 1999, which resulted in a written agreement in January of 2000, whereby the bonding surety would provide funds to finish certain projects and required Gibbs to terminate construction on other projects. These events led to Gibbs inability to satisfy its debts in the ordinary course of business and on April 20, 2000, Gibbs filed a Petition pursuant to Chapter 11 of the United States Bankruptcy Code.

On July 28, 2000, Gibbs received permission from its Court of Jurisdiction to solicit approval of its Plan of Reorganization. Gibbs continued to operate on a limited basis pending approval of its Plan of Reorganization. On November 10, 2000, Gibbs completed its Plan of Reorganization pursuant to an order of the court as follows:

     a) Gibbs transferred all of its assets and liabilities to the Gibbs Construction, Inc. Creditor Trust ("Trust").

     b) Gibbs issued 501,000 shares of its authorized but previously unissued common stock to the Trust in settlement of unsecured creditor claims.

     c) Gibbs approved issuance of 1,000,000 shares of a newly created preferred stock, with an aggregate liquidation preference value of $200,000 and a six percent (6%) non-cumulative dividend, to the bonding surety.

     d) Gibbs issued 4,000,000 shares of its authorized but previously unissued common stock to Thacker Asset Management, LLC (TAM), a Texas limited liability company, in exchange for certain operating assets and the obligation to complete certain construction projects of TAM.

Gibbs did not obtain a court ordered final decree from the bankruptcy court due to the difficulties encountered with the implementation of the re-organization plan. All operating activities ceased in 2002. On June 26, 2006, the bankruptcy trustee requested and received a Order for Final Decree. The 501,000 shares of common stock issued to the Trust were abandoned and returned to the Company on October 5, 2006. These shares have been cancelled.

On July 25, 2006, the Board of Directors of the Company met and approved the following actions:

o Changed the Company's name to Acacia Automotive, Inc.

o Authorized 2,000,000 shares of $0.001 par value preferred stock and authorized the Board of Directors to:

     a.) set the number of shares constituting each series of preferred stock

     b.) establish voting rights, powers, preferences and conversion rights

o Increased the authorized number of common shares to 150,000,000 and decreased the par value to $0.001.

                             ACACIA AUTOMOTIVE, INC.

                       (FORMERLY GIBBS CONSTRUCTION, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2003, 2004 AND 2005

NOTE 1: THE COMPANY (Continued)

o Authorized a one-for-eight reverse stock split of the Company's common stock.

o Designated 525,000 shares of preferred stock as Series A Preferred Stock, with the following rights:

     a.) Dividends can be paid when declared by the Board of Directors but must be also simultaneously declared on the common stock.

     b.) Series A Preferred Stock may not be redeemed.

     c.) Each share of Series A Preferred Stock is convertible into one share of common stock at the option of the holders.

     d.) The holders of Series A Preferred Shares are certified to 50 votes on all matters to be voted on by the shareholders of the Company for each share of Series A Preferred Stock held.

o Authorized the issuance of common stock and Series A Preferred Stock for services rendered and payments of organization expenses on behalf of the
Company:

     a.) 8,567,500 shares of common stock.
     b.) 525,000 shares of Series A Preferred Stock.
     c.) Estimated issuance value is $172,350.

Certain of the actions approved by the Board of Directors on July 25, 2006, require the approval of the shareholders of the Company; however, since the Company's management has sufficient common stock ownership to assure approval of the actions taken, the various authorized stock transactions have been reflected in the accompanying financial statements.

NOTE 2: STOCKHOLDERS' EQUITY

Preferred Stock

In 2000, the bankruptcy court authorized the issuance of 1,000,000 shares of no par value preferred stock to the Company's bonding surety. These preferred shares have a liquidation preference value of $0.20 per share and have a six percent (6%) non-cumulative dividend rate. On October 27, 2006, the bonding surety agreed to exchange the 1,000,000 shares of no par value preferred stock for 100,000 shares of the Company's $0.001 par value common stock.

In July 2006 the Company's Board of Directors authorized a 2,000,000 share series of preferred stock and the Board of Directors were authorized to fix:

o The number of shares constituting each series of preferred stock

o Voting rights, powers, preferences and conversion rights

None of these preferred shares were outstanding at December 31, 2003, 2004 and 2005.



                                       F-6
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                             ACACIA AUTOMOTIVE, INC.

                       (FORMERLY GIBBS CONSTRUCTION, INC.)

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2003, 2004 AND 2005


NOTE 2: STOCKHOLDERS' EQUITY - (Continued)

Common Stock

Prior to July 25, 2006, the Company had authorized 15,000,000 shares of $0.01 par value common stock and 8,561,000 common shares outstanding. On July 25, 2006, the Company's Board of Directors approved the following actions which have been retroactively reflected in the Statement of Stockholders' Equity.

o Abandonment of 501,000 shares of common stock issued to the creditor trust, on October 5, 2006.

o Change in par value for $0.01 to $0.001.

o One (1) for eight (8) reverse stock split.

Retained Deficit

The Company ceased all operations in 2002 and since that time there has been no operating results.

NOTE 3: GOING CONCERN

On June 26, 2006, the Bankruptcy Court for the Northern District of Texas, issued its Order for Final Decree related to the Company bankruptcy petition filed April 20, 2000. The Board of Directors convened its first post bankruptcy meeting on July 25, 2006, and assumed operating control. On August 15, 2006, the Company entered into a "Stock Purchase and Subscription Agreement" whereby the effective control of the Company was transferred to Steven L. Sample, an individual residing in the State of Florida. Mr. Sample and his assignees purchased 5,500,000 pre-split shares for an aggregate purchase price of $65,000 plus at least $20,000 to discharge any obligations of the Company and agreed to provide the capital such that the Company can arrange to have its filings with the United States Securities and Exchange Commission brought current.

The Company issued 8,567,500 shares of its post reverse split $0.001 par value common stock and 525,000 shares of its Series A Preferred Stock for services rendered and expenses paid (estimated total value $172,350).

None of the above described transactions provided the Company with operating funds.

On September 11, 2006, the Company issued a private placement memorandum for the sale of 8,000,000 shares of the Company's common stock at $2.00 per share. Without a successful raising of at least $1,000,000, the Company will not be able to commence operations.






                                       F-7




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